SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Vialta, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 17, 2003

TO THE STOCKHOLDERS OF VIALTA, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vialta, Inc. (the “Company”) will be held on Tuesday, June 17, 2003 at 2:00 p.m., local time, at the Fremont Marriott, 46100 Landing Parkway, Fremont, CA 94538 for the following purposes:

1. To elect six directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

2. To approve the Amended and Restated 2000 Directors Stock Option Plan.

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2003.

4. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on April 23, 2003 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

      All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

FRED S.L. CHAN
Chairman and Secretary

Fremont, California
April 30, 2003

IMPORTANT

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY MAY HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held June 17, 2003
IMPORTANT
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held June 17, 2003
INFORMATION CONCERNING SOLICITATION AND VOTING
VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDED AND RESTATED 2000 DIRECTORS STOCK OPTION PLAN
PROPOSAL NO. 3 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
EMPLOYMENT AGREEMENTS
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING INFORMATION
OTHER BUSINESS
Appendix A

VIALTA, INC.

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 17, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited by the Board of Directors of Vialta, Inc. (the “Company”), a Delaware corporation. The Proxy will be used at the Annual Meeting of Stockholders to be held on Tuesday, June 17, 2003 at 2:00 p.m., local time, or at any postponement or adjournment(s) thereof (the “Annual Meeting”). The Annual Meeting will be held at the Fremont Marriott, 46100 Landing Road, Fremont, CA 94538. The telephone number at that location is (510) 413-3700.

      The Company’s principal executive offices are located at 48461 Fremont Blvd., Fremont, CA 94538.

Solicitation

      These proxy solicitation materials, including an annual report for the fiscal year ended December 31, 2002, will be mailed on or about May 21, 2003 to all stockholders entitled to vote at the Annual Meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. Officers, directors and regular employees of the Company may conduct further solicitation personally, telephonically or by facsimile, without receiving additional compensation for assisting with the solicitation.

      The Company will provide a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, including financial statements and financial statement schedules (but not exhibits), without charge to each stockholder upon written request. The request should be sent to Deborah Yeung, Director of Finance, Vialta, Inc., 48461 Fremont Blvd., Fremont, CA 94538 (telephone number: (510) 870-3068). Exhibits to the Annual Report may be obtained on written request to Ms. Yeung.

Revocability of Proxies

      A proxy may be revoked by the person giving it at any time before its use by submitting to the Secretary of the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a proxy from the broker, bank or other nominee authorizing him or her to vote the shares.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Voting

      Each share of Vialta common stock outstanding on the record date is entitled to one vote per share on all matters. In accordance with the provisions of California law, until the Company is a “listed corporation”

stockholders have the right to cumulate votes in connection with the election of directors. Each stockholder complying with certain conditions set forth below may cumulate votes and give one candidate a number of votes equal to the number of votes to which such stockholder’s shares are entitled multiplied by the number of directors to be elected. The stockholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. Under California law, no stockholder will be entitled to cumulate votes for a candidate unless that candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors’ nominees the votes represented by proxies in the proxy holder’s sole discretion. With respect to the election of directors, the six directors receiving the highest number of votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on the election of directors will be elected.

      The Inspector of Elections will tabulate the votes cast in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the votes cast at a duly held meeting at which a quorum is present and voting is required for approval of proposals presented to stockholders other than the election of directors. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as votes present with respect to that matter so will have no effect on the outcome of that vote. Abstentions will not be counted in the tabulation of the voting results with respect to the election of directors but will have the effect of a negative vote on the other proposals.

Quorum

      A majority of the outstanding shares on the record date, represented either in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. The Inspector of Elections will determine whether or not a quorum is present. The Inspector of Elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Board Recommendations

      Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, as applicable, for the election of the Board’s nominees for directors, for the approval of the Amended and Restated 2000 Directors Stock Option Plan, for the ratification of PricewaterhouseCooper, LLP, and as the proxy holders deem advisable on other matters that may come before the meeting.

Record Date and Share Ownership

      Only stockholders of record at the close of business on April 23, 2003 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 82,140,557 shares of the Company’s Common Stock were issued and outstanding, and there were 434 stockholders of record.

Deadline for Receipt of Stockholder Proposals

      Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by an eligible stockholder who has delivered written notice to the Company’s Corporate Secretary not less than 120 days prior to the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. With respect to the Company’s 2004 Annual Meeting of Stockholders, written proposals by stockholders of the Company must be received by the Company no later than December 31, 2003 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. If the date of the Company’s 2004 Annual Meeting of Stockholders is changed by more than 30 calendar days from the date contemplated, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The Company’s bylaws currently provide that the number of directors shall be fixed from time to time by the Board of Directors. The size of the Board of Directors is currently set at six members. The Company’s bylaws divides the Board into three classes with staggered, three-year terms. Herbert Chang and George M. Cain serve as Class I directors, with a terms set to expire in 2005. Matthew K. Fong and Didier Pietri serve as Class II directors, with an initial term set to expire in 2003, and Fred S.L. Chan and Michael S. Dubester serve as Class III directors, with terms set to expire in 2004. However, pursuant to the requirements of California law, this provision will become effective only when the Company becomes a “listed corporation,” as defined under California law. As a result, six nominees will be elected at the Annual Meeting to be the six directors of the Company.

      The Board has nominated the six people named below to serve as directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors’ earlier resignation or removal. All of the nominees are currently directors of the Company. If any nominee, for any reason, is unable to, or will not, serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine and such substitute nominee will serve in the same class as designated above. The Company is not aware of any nominee who will be unable to, or will not serve as a director.

Director

      The names of the nominees, and certain information about them as of March 31, 2003, are set forth below:

			Director
Name of Nominee	Age	Position(s) with Vialta	Since

Fred S.L. Chan	56	Chairman of the Board	1999
Didier Pietri	40	President, Chief Executive Officer and Director	2001
George M. Cain	58	Director	2003
Herbert Chang	40	Director	1999
Michael S. Dubester	55	Director	2003
Matthew K. Fong	49	Director	1999

      Fred S. L. Chan has served as the Company’s Chairman of the Board of Directors since the Company’s inception in 1999. He also served as the Company’s President from its inception through April 2001 and as Chief Executive Officer from its inception through August 2001. Prior to joining the Company, Mr. Chan founded and held various executive positions at ESS Technology, Inc., a designer, developer and marketer of highly integrated digital system processor chips, since 1986, as well as being Chairman of the Board, in which capacity he still serves.

      Didier Pietri has been a member of Vialta’s board of directors since September 2001. Mr. Pietri joined the Company in April 2001 as its President and in August 2001 became the Chief Executive Officer. Prior to joining Vialta, Mr. Pietri served as President and Chief Executive Officer of TVA/ Motion International, a global entertainment production and distribution company from August 1999 to March 2001. From June 1995 to July 1999, Mr. Pietri was Senior Vice President of the ABC Television Network Group, as well as President of ABC Pictures, a division of The Walt Disney Company.

      George M. Cain has been a member of Vialta’s board of directors since February 2003. Mr. Cain is the Founder and President of C3 Media & Marketing Group, LLC, a media marketing consulting company. He has held that position since 1996. Mr. Cain is also the Founder and CEO of Strategic Media & Marketing Group, LLC, a marketing and sales company which has assisted a German enterprise software company with the introduction of its products in North America. He has held that position since 2001.

      Herbert Chang has been a member of Vialta’s board of directors since November 1999. Mr. Chang is the President of InveStar Capital, Inc., a venture capital firm. He has held that position since August 1996. In addition, Mr. Chang is the managing member of Forefront Associates, LLC, which is the general partner of Forefront Venture Partners, L.P., a position he has held since February 1998. Mr. Chang currently serves as a director of Marvell Technology Group Ltd. and Oplink Communications, Inc.

      Michael S. Dubester has been a member of Vialta’s board of directors since February 2003. Mr. Dubester is the Senior Vice President of Business Development of Vulcan Sports Media, Inc., a U.S. sports media company whose principal business is The Sporting News. He has held that position since 2000. Prior to that, Mr. Dubester served as the President of Times Mirror Interzines, the online network of Internet sites affiliated with Times Mirror Magazine titles, the previous owner of The Sporting News, from 1998 until 2000. He was the founding President of The Sporting News Online, from 1996 until 1998.

      Matthew K. Fong has been a member of Vialta’s board of directors since April 1999. Mr. Fong was employed by the Company from September 2001 through January 31, 2003 as an Advisor to the Chairman of the Board. In addition, since February 1999, Mr. Fong has been an attorney with the law firm of Sheppard, Mullin, Richter & Hampton, LLP and the Chief Executive Officer of Strategic Advisory Group, a financial and high technology consulting group that he founded. Prior to that, Mr. Fong served as California State Treasurer from January 1995 to January 1999.

Board of Directors’ Meetings and Committees

      The Board of Directors met 5 times during fiscal year 2002. The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee or any other standing committees.

      The Audit Committee reviews the adequacy of the Company’s internal control systems, financial reporting procedures, the general scope of the Company’s annual audit, the fees charged by the independent accountants, the performance of non-audit services by the Company’s accountants and the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company. After such review, the Audit Committee makes recommendations to the full Board and performs such further functions as may be required or delegated to the Committee by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to the Proxy Statement filed by the Company on April 30, 2002. During fiscal year 2002, the Audit Committee of the Board held 4 meetings independent of the entire Board of Directors. The Audit Committee is currently comprised of two members: Matthew Fong and Herbert Chang. Mr. Chang was elected to the Audit Committee on April 23, 2002. Currently, Mr. Chang is independent as defined by the listing standard of the New York Stock Exchange as now in effect. Prior to January 31, 2003, Mr. Fong was employed by the Company as the Advisor to the Chairman so is not independent under such standard.

      The Compensation Committee reviews and approves compensation and benefits for the Company’s key executive officers, administers the Company’s stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters. During fiscal year 2002, the Compensation Committee held no meetings independent of the entire Board of Directors. The Compensation Committee is comprised of two members: Matthew Fong and Herbert Chang.

      Each incumbent director attended at least 75% of the meetings of the Board and meetings of the Committees of the Board on which he served during the fiscal year 2002.

Compensation of Directors

      During 2002, directors of the Company did not receive cash compensation for their services. Non-employee directors were reimbursed for their reasonable expenses in attending meeting of the Board of Directors or any meetings of a Committee of the Board of Directors. During 2002, Mr. Fong served as an advisor to the Chairman of the Board and received $64,200 in compensation for advisory services provided to the Company. No other directors received any cash compensation from the Company in 2002, except for

Mr. Chan and Mr. Pietri, who hold executive offices in the Company. A summary of their compensation is reported under “Executive Compensation” on page 9.

      Commencing with the second quarter of 2003, each non-employee director will receive a fee of $2,000 for each Board meeting attended in person, and $1,000 for each meeting attended by telephone. In addition, the Chairman of the Audit Committee will receive $12,000 per annum, and each Audit Committee member will receive $8,000 per annum, both payable in four quarterly installments.

      In addition, each non-employee director is entitled to participate in the Company’s 2000 Directors Stock Option Plan (the “Directors Plan”). On April 30, 2003 the Company’s Board of Directors approved an amendment to the Directors Plan to decrease the Initial Grant of stock options to 20,000 shares for all directors commencing January 1, 2003 and to increase the Annual Grant to 20,000 shares. The maximum number of shares that may be issued under the plan was also amended from 300,000 to 600,000. Previously, under the Directors Plan, non-employee directors of the Company were automatically granted options to purchase 32,000 shares of the Company’s Common Stock on the date the optionee first becomes a director (the “Initial Grant”). On each anniversary of the non employee director becoming a director, he or she was automatically granted an option to purchase an additional 8,000 shares of Common Stock under the Directors Plan for continued service as a director of the Company (the “Annual Grant”). Non-employee director options vest and are exercisable in four equal annual installments, starting on the first anniversary date of the grant. Messrs. Cain and Dubester each received an Initial Grant of 20,000 shares approved by the Board of Directors in February 2003.

      For a more detailed description of the Directors Plan, including the recent amendment, which is being presented for shareholder approval at the annual meeting, see “Approval of the Amended and Restated 2000 Directors Stock Option Plan” below.

      Directors who are also employees are eligible to receive options to purchase shares of Vialta Common Stock under Vialta’s 1999 Stock Incentive Plan.

Required Vote

      The six nominees receiving the highest number of affirmative votes of shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and voting on the election of directors shall be elected as directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION

OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

APPROVAL OF AMENDED AND RESTATED 2000 DIRECTORS STOCK OPTION PLAN

      The Company originally adopted the 2000 Directors Option Plan (the “Directors Plan”) in February 2000 to provide stock incentives for non-employee members of the Board. The Directors Plan authorized the issuance of up to 300,000 shares of Vialta Common Stock. Each non-employee director is automatically granted an option to purchase 32,000 shares of Common Stock (the “Initial Grant”). On each anniversary of his or her Initial Grant, each non-employee director will be automatically granted an option to purchase an additional 8,000 shares of Common Stock (the “Annual Grant”).

      On April 30, the Board approved an amendment and restatement of the Directors Plan to increase the maximum number of shares of the Company’s Common Stock that may be issued under the plan from 300,000 to 600,000 shares, to decrease the Initial Grant of stock options from 32,000 shares of Common Stock to 20,000 shares, and to increase each Annual Grant of stock options from 8,000 shares of Common Stock to 20,000 shares.

      Only non-employee directors of the Company are entitled to participate in the Directors Plan. As a result, four directors are currently entitled to participate.

      The following summarizes the principal terms of the plan. Because the preceding summary is not a complete description of all of the terms and conditions of the plan, the summary is qualified in its entirety by the full text of the plan, which is set forth in Appendix A to this proxy statement.

New Plan Benefits

Amended and Restated Directors Stock Option Plan

	Dollar Value	Number
Name and Position	($)	of Units

Fred S.L. Chan, Chairman	$0	0
Didier Pietri, Chief Executive Officer	$0	0
William M. Scharninghausen, Chief Financial Officer	$0	0
Executive Group	$0	0
Non-Executive Director Group	(1)	80,000 (2)
Non-Executive Officer Employee Group	$0	0

(1)	The dollar value of the options to be granted under the plan can not be determined because it is based on the fair market value of our stock on the date of grant and the future value of our stock.

(2)	The four non-employee directors of the Company will be entitled to receive options to purchase 80,000 shares in the aggregate following approval of this plan by stockholders. An additional 20,000 shares will be issued each year thereafter to each person serving as a non-employee director at that time.

      The plan cannot be amended, other than by a vote of stockholders, to increase the cost to the Company or to alter the allocation of the benefits as between the persons and groups included in the chart above.

Equity Compensation Plans

      The following table summarizes information with respect to options under Vialta’s equity compensation plans at December 31, 2002:

Number of Securities
Remaining Available for
	Number of Securities to	Weighted-Average	Future Issuance Under
	be Issued Upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,254,688	$0.31	6,153,243
Equity compensation plans not approved by security holders	—	—	—

	11,254,688	$0.31	6,153,243

      The approval of the Amended and Restated 2000 Directors Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND

RESTATED 2000 DIRECTORS STOCK OPTION PLAN

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Company has selected PricewaterhouseCoopers LLP (“PwC”) as its independent accountants to perform the audit of the Company’s financial statements for fiscal year 2003 and recommends that the stockholders ratify such selection. In the event the stockholders do not ratify such appointment, the Board will reconsider its selection. PwC has been the Company’s independent accountants since August 2001 when the Company was spun off from its parent. Even if the appointment is ratified, the Audit Committee may recommend to the Board or the Board may appoint a different firm at any time if it determines that such appointment is in the best interests of the Company. Representatives of PwC are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Paid to the Independent Accountants

Audit Fees

      PwC billed the Company aggregate fees of $227,000 for professional services rendered for the audit of the Company’s annual financial statements for fiscal year 2002 and for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the first, second and third quarters of fiscal 2002.

Financial Information Systems Design and Implementation Fees

      During fiscal year 2002, PwC did not perform any services for the Company relating to Financial Information Systems Design and Implementation, as such services are described in Regulation S-X promulgated under the Securities Act of 1933, as amended.

All Other Fees

      PwC billed the Company aggregate fees of $60,000 for other professional services rendered in fiscal 2002, including professional consulting services, tax preparation and tax consultation.

      The Audit Committee of the Board has considered the provision by PwC of the non-audit services listed above and concluded, based on information provided by PwC, that providing such services is compatible with maintaining PwC’s independence.

Required Vote

      The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION

OF PRICEWATERHOUSECOOPERS LLP FOR FISCAL YEAR 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of March 31, 2003, known to the Company regarding the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each executive officer named in the Summary Compensation Table below (the “Named Executive Officers”) and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes hereto, each director and executive officer has (or could have upon exercise of an option vested or vesting within 60 days of March 31, 2003) sole vesting and investment power, subject to community property laws where applicable.

	Common Stock
	Beneficially Owned

Name and Address of Beneficial Owners(1)	Number	Percent

State of Wisconsin Investment Board(2)	8,042,600	10%
P.O. Box 7842
Madison, WI 53707
Trusts for the Benefit of the children of Fred S.L. Chan(3)	11,083,755	14%
Fred S.L. Chan(4)	21,464,897	26%
Didier Pietri(5)	809,436	1%
William Scharninghausen	—	*
George M. Cain	—	*
Herbert Chang(6)	18,000	*
Michael S. Dubester	—	*
Matthew K. Fong	80,974	*
All executive officers and directors as a group (7 persons)	22,373,307	27%

*	Less than 1% of the outstanding shares of the Company’s Common Stock.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Vialta, Inc., 48461 Fremont Boulevard, Fremont, CA 94538.

(2)	Based on a filing with the Securities Exchange Commission on February 14, 2003 indicating beneficial ownership as of December 31, 2002.

(3)	Includes shares held by trusts for the benefit of the children of Mr. and Mrs. Chan. Includes 8,800,000 shares held by Evershine XVI, L.P., an entity controlled by a trust for the benefit of Mr. Chan’s children.

(4)	Includes 480,680 shares in which Mr. Chan has the right to acquire on or within 60 days of March 31, 2003 through the exercise of options. Includes 28,134 shares which Annie M. H. Chan, the spouse of Mr. Chan, has the right to acquire within 60 days of March 31, 2003 through exercise of options.

(5)	Includes 750,000 shares in which Mr. Pietri has the right to acquire on or within 60 days of March 31, 2003 through the exercise of options.

(6)	Includes 18,000 shares in which Mr. Chang has the right to acquire on or within 60 days of March 31, 2003 through the exercise of options.

EXECUTIVE OFFICERS

      Certain information about William Scharninghausen, an executive officer of the Company is set forth below. Information about Messrs. Chan and Pietri is set forth above in “Proposal No. 1 Election of Directors.”

      William M. Scharninghausen, 46, has been Chief Financial Officer of the Company since October 2002. Prior to joining Vialta, he was the Chief Financial Officer of Diva Systems, Inc., a video on demand technology company, from January 1999 to September 2002. He also served as the Senior Vice President of Finance and Administration of Diva Systems, Inc. from June 1997 to September 2002. As part of Gemstar-TV Guide International, Inc.’s proposed purchase of Diva’s assets, Diva filed a Chapter 11 bankruptcy petition and pre-negotiated plan of reorganization on May 29, 2002 in the Northern District of California.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation earned by the Named Executive Officers: (1) the Company’s Chief Executive Officer and (2) the Company’s other executive officers for the fiscal year 2002.

Summary Compensation Table

					Long-Term
					Compensation

		Annual Compensation			Awards
					Securities
	Fiscal			Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Options	Compensation(2)

Fred S.L. Chan(3)	2002	$248,000	$—	$—	—	$950
Chairman of the Board of	2001	248,000	—	—	—	966
Directors	2000	248,000	—	—	—	966
Didier Pietri(4)	2002	$300,000	$100,000	—	—	$950
President and Chief	2001	188,636	—	—	2,000,000	252
Executive Officer	2000	—	—	—	—	—
William Scharninghausen(5)	2002	$28,038	—	—	250,000	$86
Chief Financial Officer	2001	—	—	—	—	—
	2000	—	—	—	—	—

(1)	In accordance with SEC rules, perquisites and personal benefits have been omitted because such benefits, if any, did not exceed the reporting thresholds under SEC rules.

(2)	Includes dollar value of premiums paid by the Company under the Company’s group term life insurance policy and accidental death and dismemberment policy on behalf of the Names Executive Officers.

(3)	Mr. Chan was President of the Company from its inception through April 2001 and was its Chief Executive Officer from its inception through August 28, 2001.

(4)	Mr. Pietri joined the Company as President on April 30, 2001 and became Chief Executive Officer on August 29, 2001.

(5)	Mr. Scharninghausen joined the Company as Chief Financial Officer on October 16, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Options			Price Appreciation for
	Underlying	Granted to			Option Term
	Options	Employees in	Exercise	Expiration
Name	Granted	Fiscal Year	Price	Date	5%	10%

Fred S.L. Chan	0	0%	—	—	—	—
Didier Pietri	0	0%	—	—	—	—
William M. Scharninghausen(1)	250,000	28%	$0.50	11/5/2012	$226,250	$287,500

(1)	Options vest at a rate of 25% on each of the one and two year anniversary of grant and 1/48 on each one month anniversary thereafter.

AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END VALUES

      The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal year 2002, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2002.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options
	Shares		Options at Fiscal Year End		at Fiscal Year-End(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Fred S.L. Chan	0	$—	456,055	1,241,325	$141,377	$109,811
Didier Pietri	0	$—	500,000	1,500,000	0	0
William M. Scharninghausen	0	$—	0	250,000	0	0

(1)	Valuation of these options is based on the closing bid price of $0.31 per share, as quoted on the over the counter bulletin board on December 31, 2002.

EMPLOYMENT AGREEMENTS

      Didier Pietri has an employment agreement, originally entered into on April 2001, with the Company pursuant to which he is entitled to receive an annual salary of $300,000. In addition to basic compensation, Mr. Pietri was entitled to participation in employee benefit plans, stock option grants and a guaranteed bonus of $100,000 after one year of service. In April 2002, this employment agreement was amended and extended for an additional year. Under the terms of the extension, the guaranteed bonus was reduced to $75,000, and a discretionary bonus of $75,000 was added. Any discretionary bonus must be paid before the expiration of the agreement. The Company, subject to the approval of the Compensation Committee, is currently negotiating a further extension of Mr. Pietri employment agreement.

PERFORMANCE GRAPH

      The graph below compares the cumulative total stockholder return on the Common Stock of the Company from the first day of trading of the Company’s Common Stock after the Company’s spin-off from ESS Technology, Inc. (August 21, 2001) to December 31, 2002 with the cumulative total return on the NASDAQ Stock Market Index and the Dow Jones Consumer Electronics Industry Index (assuming the investment of $100 in the Company’s Common Stock and in each of the indexes on the date of the Company’s initial public offering, and reinvestment of all dividends). The stock price performance on the following graph is not necessarily indicative of future stock price performance.

      The information provided in the Performance Graph contained in the Proxy Statement the Company filed for the prior fiscal year included information for the NASDAQ Stock Market Index and the Dow Jones Consumer Electronics Industry Index that was not adjusted for stock splits and did not assume the reinvestment of dividends. The information for both indices in the following Performance Graph has been adjusted for stock splits and assumes the reinvestment of dividends.

Stock Price Performance

August 23 (Inception), 2001 — December 31, 2002

      The following description data are supplied in accordance with Rule 304(d) of Regulation S-T:

			Dow Jones Consumer
	Vialta, Inc.	NASDAQ Composite	Electronics Index

Date	Investment Value	Investment Value	Investment Value

8/23/01	$100.00	$100.00	$100.00
12/31/01	$263.83	$105.90	$112.12
12/31/02	$64.89	$73.21	$127.59

      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following and the Performance Graph in this proxy shall not be incorporated by reference into any such filing.

REPORT OF THE AUDIT COMMITTEE

      The Company’s management has the primary responsibility for the integrity of the Company’s financial information. The Company’s independent accountants are responsible for conducting independent audits of the Company’s financial statements in accordance with generally accepted auditing standards and expressing an opinion on the financial statements based on those audits. The Audit Committee nominates the independent accountants for approval by the Board and is responsible for overseeing the conduct of the above activities by management and such accountants.

      As part of its responsibility, the Audit Committee has met with the Company’s independent accountants to review and discuss the adequacy of the Company’s internal control system, financial reporting procedures and other matters required to be discussed by the Statement of Auditor Standards 61 such as the independent accountant’s judgments as to the quality of the financial statements, changes in the accounting policies and sensitive accounting estimates. The Audit Committee has reviewed and discussed the audited financial statements with management and the Company’s independent accountants. The Audit Committee reviewed the general scope of the Company’s annual audit and fees charged by the independent accountants and reviewed and monitored the performance of non-audit services by the Company’s accountants. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountants that firm’s independence.

      Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statement be included in the Company’s annual report on Form 10-K for the year ended December 31, 2002.

AUDIT COMMITTEE

/s/ MATT FONG

/s/ HERBERT CHANG

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

      The Committee acts on behalf of the Board to examine and implement the general compensation policy of the Company for all executive officers and such other employees of the Company as the Board of Directors may deem appropriate. The Committee reviews the general compensation policy applicable to the Chief Executive Officer (“CEO”) and other executive officers on an annual basis. The Committee administers the Company’s incentive and equity plans, including the 1999 Stock Incentive Plan, the 2000 Directors Stock Option Plan and the 2001 Nonstatutory Stock Option Plan.

      The Company’s policy in compensating its executive officers is intended to attract, motivate and retain these executives. Consistent with this policy, key executives are eligible to receive, in addition to their base salaries, stock option grants under the 1999 Stock Incentive Plan in amounts determined by the Board of Directors based on recommendations by the Compensation Committee. Stock options have value for these executives only if the price of the Company’s stock increases above the fair market value on the grant date and the executive remains in the Company’s employ for the period required for the shares to vest. Additional incentive compensation is also considered by the Committee based on individual performance and the achievement of short term goals.

      The base salary, incentive compensation and stock option grants of the executive officers are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company’s corporate goals. To this end, the Committee attempts to compare the compensation of the Company’s CEO and other executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

Compensation of Executive Officers

      During the fiscal year that ended on December 31, 2002, the Company’s executive compensation program was comprised of the following key components: base salary, annual bonus, and equity-based incentives.

      Base Salary. The Company sets the base salaries of its executives at levels believed to be consistent with comparably sized companies engaged in similar industries.

      Equity-Based Incentive Compensation. Stock options are an important component of the total compensation of executives. The Company believes that stock options align the interests of each executive with those of the stockholders. They also provide executives a significant, long-term interest in the Company’s success and help retain key executives in a competitive market for executive talent. The Company’s 1999 Equity Incentive Plan authorizes the Committee to grant stock options to executives. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executives in the Company. The option grants generally utilize four-year vesting periods to encourage executives to continue contributing to the Company, and they expire not later than ten years from the date of grant.

Compensation of the Chief Executive Officer

      The Company’s CEO’s compensation plans include the same elements and performance measures as the plans of the Company’s other executive officers. The Compensation Committee evaluates the performance of the Company’s CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any.

      Mr. Pietri joined the Company in April of 2001 and the Company entered into a one-year employment agreement with him. In determining the terms of his agreement, the Compensation Committee considered a number of factors and criteria including, Mr. Pietri’s depth of experience, his past accomplishments with other companies, his vision and leadership abilities, and the future needs of the Company. In making its compensation decisions with Mr. Pietri, the Compensation Committee also considered the need to retain Mr. Pietri and decided to award him a bonus at the end of one full year’s service. Based on his successes to date, the Company decided to advance this bonus in January 2002. In April 2002, Mr. Pietri’s employment agreement with the Company was amended and extended for an additional year. Under the terms of the extension, the guaranteed bonus was reduced to $75,000, and a discretionary bonus of $75,000 was added to the agreement. The guaranteed bonus of $75,000 was paid in January 2003, and the discretionary bonus of $75,000 was paid in April 2003. The Compensation Committee exercised its discretion and judgment based on the above factors, and no specific formula was applied to determine the weight of any factor.

Deductibility of Executive Compensation

      The Compensation Committee has considered the impact of Section 162(m) of the Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million, the Compensation Committee believes that this section will not affect the tax deductions available to the

Company. It will be the Compensation Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

COMPENSATION COMMITTEE

/s/ MATT FONG

/s/ HERBERT CHANG

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

      Fred Chan, who is the Chairman of the Company, participated in deliberations of the Company’s Board of Directors concerning executive officer compensation. Matthew Fong, who was an employee of the Company through January 2003, and Didier Pietri, who remains an officer of the Company, also participated in deliberations of the Company’s Board of Directors concerning executive officer compensation.

      Vialta employs Fred S.L. Chan’s brother as its Senior Director of IT and one of his sons as its Director of Product Marketing and Design. The salary and benefits provided to these individuals for fiscal 2002 was $105,000 and $88,000, respectively. Another of Mr. Chan’s sons is employed as a Marketing Coordinator and received salary and benefits during the last fiscal year that did not exceed $60,000.

      No Compensation Committee interlocks existed during 2002.

CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS

      Vialta employs Fred S.L. Chan’s brother as its Senior Director of IT and one of his sons as its Director of Product Marketing and Design. The salary and benefits provided to these individuals for fiscal 2002 was $105,000 and $88,000, respectively, and they also received the Company’s standard employee benefits package. Another of Mr. Chan’s sons is employed as a Marketing Coordinator and received salary and benefits during the last fiscal year that did not exceed $60,000.

      Mr. Chan is Chairman of the Board of ESS Technology, Inc., and owns approximately 20.6% of the outstanding common stock of ESS. Prior to its spin-off in August 2001, Vialta was a subsidiary of ESS. Vialta leases its corporate headquarters and purchases component parts from ESS. The companies are also parties to an Administrative and Management Services Agreement. During 2002, Vialta made payments to ESS of $1,852,000 under the lease, $1,403,000 for component parts, $201,000 for administrative and management services, $27,000 for services received in fiscal 2001, and received payments from ESS of $223,000 for administrative and management services, $77,000 for product sales and $124,000 for services rendered in fiscal 2001. Vialta believes it paid fair market value for the lease based on a review of lease rental rates in its area and believes the prices it was charged for parts is equivalent to those charged by ESS to other manufactures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2002 were reported on a timely basis with the exception of Mr. Chan, who filed two reports in April 2003 for 223,816 shares acquired from ESS Technology’s second distribution in November 2002; Mr. Pietri, who filed a report in February for 15,000 shares acquired open market transactions in December 2002 and a report filed in April 2003 for 17 shares acquired from ESS Technology’s second distribution in

November 2002; Mr. Chang, who filed a report in February 2003 for options granted in June 2002; Mr. Fong, who filed a form in February 2003 for options granted in November 2002, and Mr. Scharninghausen, who filed a form in November 2002 for options granted in November 2002.

HOUSEHOLDING INFORMATION

      Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that only one Proxy Statement and set of accompanying materials is being delivered to multiple security holders sharing an address. We will deliver, promptly upon written or oral request, a separate copy of the Proxy Statement and accompanying materials to a security holder at a shared address to which a single copy of the documents was delivered. A security holder who wishes to receive a separate copy of the Proxy Statement and accompanying materials now or in the future, or security holders sharing an address who are receiving multiple copies of proxy materials and wish to receive a single copy of such materials, should submit a written request to Director of Finance, Vialta, Inc., 48461 Fremont Boulevard, Fremont, CA 94538 or call 510-870-3068.

OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

      Whether or not you expect to attend the Meeting, please complete, date, sign and promptly return the accompanying Proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

WILLIAM M. SCHARNINGHAUSEN
Chief Financial Officer

Dated: April 30, 2003

Appendix A

VIALTA, INC.

AMENDED AND RESTATED

2000 DIRECTORS STOCK OPTION PLAN

      1.     Purpose. This Amended and Restated 2000 Directors Stock Option Plan (the “Plan”) is established to provide equity incentives for nonemployee members of the Board of Directors of Vialta, Inc. (the “Company”), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

      1.     Adoption and Stockholder Approval. This Plan was adopted by the Board of Directors of the Company (the “Board”) effective as of February 17, 2000 and was amended and restated effective as of April 30, 2003 (the “Amendment Effective Date”). This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the Amendment Effective Date. Options (“Options”) granted under this Plan before the Amendment Effective Date but after February 17, 2000 shall remain in full force and effect in accordance with the terms and provisions of the Plan as in effect prior to the Amendment Effective Date. In the event that stockholder approval is not obtained within the time period provided herein, this Plan and all Options granted hereunder shall be subject to the terms of the Plan as in effect prior to the Amendment Effective Date. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained.

      2.     Types of Options and Shares. Options granted under this Plan shall be nonqualified stock options (“NQSOs”). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the Common Stock of the Company.

      3.     Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the “Maximum Number”) is 600,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however, that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

      4.     Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the “Committee”). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

      5.     Eligibility and Award Formula.

5.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below.

5.2 Initial Grant. Each Optionee who on or after January 1, 2003 becomes a member of the Board or a non-employee member of the Board will automatically be granted an Option for 20,000 Shares (the “Initial Grant”). Initial Grants shall be made on the date such Optionee first becomes a member of the Board.

5.3 Succeeding Grants. On each anniversary of the Initial Grant, or, in the case of an Optionee who did not receive an Initial Grant, on each anniversary of the most recent prior grant date of an option to such Optionee, if the Optionee is still a member of the Board and has served continuously as a member of the Board since such date, the Optionee will automatically be granted an Option for 20,000 Shares (a “Succeeding Grant”); provided, however, that in no event shall any Optionee be granted Options to purchase more than 100,000 Shares under this Plan.

      6.     Terms and Conditions of Options. Subject to the following and to Section 6 above:

6.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

6.2 Vesting. Options granted under this Plan shall be exercisable as they vest. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Option.

(a) Initial Grants. Each Option that is an Initial Grant will vest as to twenty-five percent (25%) of the Shares upon each of the first four (4) successive anniversaries of the Start Date for such Initial Grant, so long as the Optionee continuously remains a director of the Company.

(b) Succeeding Grants. Each Succeeding Grant will vest as to twenty-five percent (25%) of the Shares upon each of the first four (4) successive anniversaries of the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director of the Company.

6.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17) of the Shares, at the time that the Option is granted.

6.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the “Expiration Date”). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the “Termination Date.” An Option may be exercised after the Termination Date only as set forth below:

(a) Termination Generally. If the Optionee ceases to be a member of the Board for any reason except death or disability, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

(b) Death or Disability. If the Optionee ceases to be a member of the Board because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

      7.     Exercise of Options.

7.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

7.2 Payment. Payment for Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

7.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

7.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

(a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 15 hereof.

(b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

(c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

      8.     Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee’s guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

      9.     Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

      10.     Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan, the size of the Initial Grant and Succeeding Grant described in Section 6, and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

      11.     No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

      12.     Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Option shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

      13.     Acceleration of Options. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which mergers (or which owns or controls another corporation which merge) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a “corporate transaction” under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interests in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full as of the date 10 days prior to the consummation of such event and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan, unless the acquiring or successor corporation (or parent corporation thereof) assumes the Company’s rights and obligations under the outstanding Options or substitutes for outstanding Options substantially equivalent options for such corporation’s stock.

      14.     Amendment or Termination of Plan. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or adopt any other amendment that would require stockholder approval under any applicable law, regulation or rule. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

      15.     Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

      16.     Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

16.1 “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

16.2 “Fair Market Value” shall mean as of any date, the value of a share of the Company’s Common Stock determined by the Board in its sole discretion, exercised in good faith; provided, however,

that where there is a public market for the Common Stock, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Common Stock on the last trading day prior to the date of determination as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq Stock Market) or, in the event the Common Stock is listed on a stock exchange or on the Nasdaq National Market, the Fair Market Value per share shall be the closing price on the exchange or on the Nasdaq National Market on the last trading date prior to the date of determination as reported in The Wall Street Journal; provided, however, that notwithstanding the foregoing, with respect to the Initial Grants that are granted on the Expiration Date, the “Fair Market Value” shall mean the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

16.3 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

16.4 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

VIALTA, INC.

2003 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Vialta, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2003, and hereby appoints Didier Pietri and William M. Scharninghausen, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Vialta, Inc. to be held on June 17, 2003 at 2:00 p.m. local time, at the Fremont Marriott, 46100 Landing Parkway, Fremont, CA 94538, and at any adjournment or postponement thereof, to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     The Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the Election of Directors in the manner described in the Proxy Statement, (2) FOR the approval of the Amended and Restated 2000 Directors Stock Options Plan (3) FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S)	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors unanimously recommends a vote FOR all nominees for directors and Proposals 2 and 3.

FOR all
nominees listed
			below (except	WITHHOLD
			as indicated)	AUTHORITY			FOR	AGAINST	ABSTAIN
1.	Election of the six directors nominated by the Board of Directors.		☐	☐	ITEM 2-	To approve the Amended and Restated 2000 Directors Stock Options Plan.	☐	☐	☐
							FOR	AGAINST	ABSTAIN
01 02 03	Fred S.L. Chan Didier Pietri George M. Cain	04 05 06	Herbert Chang Michael S. Dubester Matthew K. Fong		ITEM 3-	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal	☐	☐	☐
(To withhold authority to vote for any individual nominee or nominees write such nominee’s or nominees’ name in the space provided below)						year ending December 31, 2003.
and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date

Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.

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